Accounts Receivable, Net (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Jun. 30, 2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts receivable, trade	$ 1,855,644	$ 1,792,961
Allowance for doubtful accounts	(14,824)	(10,518)
Non-trade accounts receivable	110,394	84,872
Notes receivable	111,531	124,969
Total	$ 2,062,745	$ 1,992,284